Accrued Expenses and Other Current Liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Details) ¥ in Thousands, $ in Thousands	Feb. 29, 2024 CNY (¥)	Feb. 29, 2024 USD ($)	Feb. 28, 2023 CNY (¥)
Payables and Accruals [Abstract]
Payable for funding commitments	¥ 45,000	$ 6,252	¥ 45,000
Accrued employee payroll and welfare benefits	3,712	516	3,443
Default payable	871	121	1,520
Other taxes payable	3,540	492	887
Refund liabilities	454	63	408
Professional service fee payable			1,076
Others	12,463	1,731	7,208
Total	¥ 66,040	$ 9,175	¥ 59,542